Exhibit 10.2

SEVENTH Amendment

to

Loan and security agreement

This Seventh Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 30th day of June, 2017, by and among: (a) SILICON VALLEY BANK (“Bank”) and (b) (i) SYNACOR, INC., a Delaware corporation (“Synacor”), (ii) NTV INTERNET HOLDINGS, LLC, a Delaware limited liability company (“NTV”), and (iii) SYNC HOLDINGS, LLC, a Delaware limited liability company (“Sync”, and together with Synacor and NTV, individually and collectively, jointly and severally, the “Borrower”).

Recitals

A.Bank and Borrower have entered into that certain Loan and Security Agreement dated as of September 27, 2013 (the “Loan and Security Agreement”), as amended by that certain First Amendment to Loan and Security Agreement dated as of October 28, 2014, by and among Borrower and Bank, as amended by that certain Joinder to Loan and Security Agreement dated as of April 13, 2015, by and among Borrower and Bank, as amended by that certain Joinder to Loan and Security Agreement dated as of September 25, 2015, by and among Borrower and Bank, as amended by that certain Second Amendment to Loan and Security Agreement dated as of September 25, 2015, by and among Borrower and Bank, as further amended by that certain Third Amendment to Loan and Security Agreement dated as of October 28, 2015, by and among Borrower and Bank, as further amended by that certain Consent and Fourth Amendment to Loan and Security Agreement dated as of February 25, 2016, by and among Borrower and Bank, as further amended by that certain Fifth Amendment to Loan and Security Agreement dated as of November 8, 2016, by and among Borrower and Bank, and as further amended by that certain Sixth Amendment to Loan and Security Agreement dated as of March 30, 2017, by and among Borrower and Bank (as amended, and as the same may from time to time be further amended, modified, supplemented, restated or amended and restated, the “Loan Agreement”).

B.Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that Bank amend the Loan Agreement to make certain revisions thereto as set forth herein.

D.Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1Section 6.7(d) (Free Cash Flow).  The Loan Agreement shall be amended by deleting Section 6.7(d) thereof in its entirety and inserting in lieu thereof the following:

“(d)Free Cash Flow.  Measured as of the end of each fiscal quarter that is a Testing Quarter, commencing with the fiscal quarter ending December 31, 2016 and continuing with each fiscal quarter that is a Testing Quarter thereafter, on a trailing six-month basis, Free Cash Flow of at least: (i) for the six-month period ending on December 31, 2016, ($4,750,000), (ii) for the six-month period ending on March 31, 2017, ($7,500,000), (iii) for the six-month period ending on June 30, 2017, ($9,000,000), (iv) for the six-month period ending on September 30, 2017, ($2,000,000), (v) for the six-month period ending on December 31, 2017, $1,250,000, and (vi) for the six-month period ending on March 31, 2018, and each subsequent six-month period thereafter ending on the last day of a fiscal quarter of Borrower, $1,000,000.”

2.2Section 13.1 (Definitions).  The Loan Agreement shall be amended by inserting the following new definition to appear alphabetically in Section 13.1 thereof:

““Testing Quarter” is each fiscal quarter in which, as of the last day of such fiscal quarter, the sum of (a) Borrower’s unrestricted and unencumbered cash (i) at Bank or (ii) held at other financial institutions in accounts that are subject to a Control Agreement, plus (b) the Availability Amount as of such date was less than Twenty-Five Million Dollars ($25,000,000.00).”

2.3Exhibit E (Compliance Certificate).  The Compliance Certificate appearing as Exhibit E to the Loan Agreement is amended in its entirety and replaced with the Compliance Certificate in the form of Schedule 1 attached hereto.

3.Limitation of Amendments.

3.1The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Ratification of Intellectual Property Security Agreement.  Synacor hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of September 27, 2013, between Synacor and Bank, as amended by that certain First Amendment to Intellectual Property Security Agreement dated as of September 25, 2015, by and between Synacor and Bank, and as further amended by that certain Second Amendment to Intellectual Property Security Agreement dated as of April 29, 2016, by and between Synacor and Bank (as amended, the “Synacor IPSA”) and acknowledges, confirms and agrees that the Synacor IPSA (a) contains an accurate and complete listing of all Intellectual Property Collateral, as defined in the Synacor IPSA, as of the date of this

Amendment, and (b) shall remain in full force and effect.  NTV hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of April 13, 2015, between NTV and Bank (the “NTV IPSA”) and acknowledges, confirms and agrees that the NTV IPSA (a) contains an accurate and complete listing of all Intellectual Property Collateral, as defined in the NTV IPSA, and (b) shall remain in full force and effect.  Sync hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of September 25, 2015, between Sync and Bank (the “Sync IPSA”) and acknowledges, confirms and agrees that the Sync IPSA (a) contains an accurate and complete listing of all Intellectual Property Collateral, as defined in the Sync IPSA, and (b) shall remain in full force and effect.

6.Ratification of Perfection Certificate.  Synacor hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate of Synacor dated as of September 25, 2015, as delivered to Bank, and acknowledges, confirms and agrees the disclosures and information Synacor provided to Bank in said Perfection Certificate have not changed, as of the date hereof.  NTV hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate of NTV dated as of April 13, 2015, as delivered to Bank, and acknowledges, confirms and agrees the disclosures and information NTV provided to Bank in said Perfection Certificate have not changed, as of the date hereof.  Sync hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate of Sync dated as of September 25, 2015, as delivered to Bank, and acknowledges, confirms and agrees the disclosures and information Sync provided to Bank in said Perfection Certificate have not changed, as of the date hereof.

7.Integration.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

8.Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

9.Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Borrower’s payment to Bank of (i) a fully-earned, non-refundable amendment fee in an amount equal to Twenty-Five Thousand Dollars ($25,000.00), and (ii) Bank’s legal fees and expenses incurred in connection with this Amendment.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER
SILICON VALLEY BANK		SYNACOR, INC.
By:	/s/ Frank Groccia	By:	/s/ William J. Stuart
Name:	Frank Groccia	Name:	William J. Stuart
Title:	Vice President	Title:	CFO

NTV INTERNET HOLDINGS, LLC
		By:	/s/ William J. Stuart
		Name:	William J. Stuart
		Title:	Manager

SYNC HOLDINGS, LLC
		By:	/s/ William J. Stuart
		Name:	William J. Stuart
		Title:	Manager

SCHEDULE I

EXHIBIT E

COMPLIANCE CERTIFICATE

TO:SILICON VALLEY BANKDate:

FROM: SYNACOR, INC., NTV INTERNET HOLDINGS, LLC and SYNC HOLDINGS, LLC

The undersigned authorized officer of SYNACOR, INC., NTV INTERNET HOLDINGS, LLC and SYNC HOLDINGS, LLC (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, the “Agreement”):

(1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Monthly financial statements and Compliance Certificate	Monthly within 45 days	Yes No
Annual financial statement (CPA Audited), if not otherwise publicly available	FYE within 120 days	Yes No
Borrowing Base Certificate and A/R & A/P Agings	Monthly within 45 days	Yes No

The following Intellectual Property was registered (or a registration application submitted) after the Effective Date (if no registrations, state “None”)

___________________________________________________________________________________________

___________________________________________________________________________________________

Financial Covenants	Required	Actual	Complies

Maintain at all times:
Liquidity Coverage (tested on a monthly basis)	*	_____:1.0	Yes No
Cash at SVB or subject to Control Agreement plus Availability Amount	$25,000,000	$_______	Yes No (if no, complete below)

Trailing 6 Month Free Cash Flow (tested on a quarterly basis) when minimum cash at SVB and availability is less than $25,000,000	**	$_______	Yes No

*See Section 6.7(c) of the Agreement.

**See Section 6.7(d) of the Agreement.

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

Other Matters

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries?  If yes, provide copies of any such amendments or changes with this Compliance Certificate.

Yes	No

Performance Pricing*		Applies
Liquidity Coverage Ratio > 2.75 to 1.0	Prime + 1.0% or LIBOR plus 3.50%	Yes No
Liquidity Coverage Ratio < 2.75 to 1.0	Prime + 1.50% or LIBOR plus 4.0%	Yes No

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

SYNACOR, INC. By: Name: Title: NTV INTERNET HOLDINGS, LLC By: Name: Title: SYNC HOLDINGS, LLC By: Name: Title:

BANK USE ONLY

Received by: _____________________

authorized signer

Date: _________________________

Verified: ________________________

authorized signer

Date: _________________________

Compliance Status:Yes     No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:____________________

I.Liquidity Coverage Ratio (Section 6.7(c)) (tested monthly)

Required:(a) for the period commencing on October 31, 2016, and continuing through and including January 31, 2017, 2:0 to 1.0, (b) for the period commencing on February 1, 2017 and continuing through and including April 30, 2017, 1.50 to 1.0, and (c) on May 31, 2017, and at all times thereafter, 2.0 to 1.0

Actual:___ to 1.0

A.

The aggregate amount of unrestricted cash and Cash Equivalents held at such time by Borrower in Deposit Accounts or Securities Accounts in the name of Borrower maintained with Bank or subject to Control Agreements in favor of Bank

$_______
B.	Aggregate outstanding Eligible Accounts (as set forth in Borrowing Base Certificate)	$_______
C.	Line A plus line B	$_______
D.	Aggregate value of all outstanding obligations and liabilities of Borrower to Bank	$_______
E.	Liquidity Coverage Ratio (Line C divided by Line D)	___:1.0

Is Line E equal to or greater than the applicable ratio above?

  No, not in compliance  Yes, in compliance

II.Free Cash Flow (Section 6.7(d)) (tested quarterly)

To be competed for fiscal quarter in which, as of the last day of such fiscal quarter, the sum of (a) Borrower’s unrestricted and unencumbered cash (i) at Bank or (ii) held at other financial institutions in accounts that are subject to a Control Agreement, plus (b) the Availability Amount as of such date was less than Twenty-Five Million Dollars ($25,000,000.00).

Required:(a) for the six-month period ending on December 31, 2016, ($4,750,000), (b) for the six-month period ending on March 31, 2017, ($7,500,000), (c) for the six-month period ending on June 30, 2017, ($9,000,000), (d) for the six-month period ending on September 30, 2017, ($2,000,000), (e) for the six-month period ending on December 31, 2017, $1,250,000, and (f) for the six-month period ending on March 31, 2018, and each subsequent six-month period thereafter ending on the last day of a fiscal quarter of Borrower, $1,000,000

Actual:$________________

A.	Net Income	$________
B.	Interest Expense	$_________

C.	To the extent deducted in the calculation of Net Income, depreciation and amortization expense	$_________
D.	Income tax expense	$_________
E.	Stock compensation	$_________
F.	Non-cash items and one-time expenses approved by Bank, in its sole discretion	$_________
G.	EBITDA (Sum of lines A through F)	$_________
H.	Capital Expenditures	$_________
I.	Capitalized Software Expenses	$_________
J.	Cash Taxes	$_________
K.	Free Cash Flow (line G minus line H minus line I minus line J)	$_________

Is line G equal to or greater than the applicable amount above?

  No, not in compliance  Yes, in compliance_______ N/A [not quarter-end]